Exhibit 10.2

AMENDMENT NO. 2 dated as of April 18, 2016 (this “Amendment”), in respect of the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 17, 2015 (as amended by the First Amendment dated as of July 29, 2015, the “Credit Agreement”), among CELGENE CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS from time to time party thereto, and CITIBANK, N.A., as administrative agent (the “Agent”) for the Lenders.
The Borrower has requested that the Termination Date be extended from April 17, 2020 to April 17, 2021 in accordance with Section 2.20(a) of the Credit Agreement.
In consideration of the agreements, provisions and covenants herein contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:
SECTION 1. Amendment. Upon satisfaction of the conditions set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 is amended by inserting in the appropriate alphabetical location the new defined terms:

“Bail-In Action” has the meaning specified in Section 8.15.
(b) The definition of “Federal Funds Rate” in Section 1.01 is amended by deleting the phrase “arranged by Federal funds brokers”.

(c) The definition of “Lender Insolvency Event” in Section 1.01 is amended by deleting the phrase “the subject of a proceeding under any Debtor Relief Law” and substituting therefor the phrase “the subject of a proceeding under any Debtor Relief Law or a Bail-In Action”.

(d) A new Section 8.15 is added to read as follows:

SECTION 8.15. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in this Agreement, any Note or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Agreement, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
SECTION 2. Consent to Extension Request. Each Lender so indicating on its signature page to this Amendment agrees to extend the Termination Date with respect to its Commitment for a period of one year, expiring April 17, 2021. This agreement to extend the Termination Date is subject in all respects to the terms of the Credit Agreement.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders, that:

(a) (i) the execution, delivery and performance of this Amendment by the Borrower have been duly authorized by all corporate and stockholder action required to be obtained by the Borrower and (ii) this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(b) on and as of the Effective Date, no Default has occurred and is continuing; and

(c) on and as of the Effective Date and after giving effect to this Amendment, the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language, shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

SECTION 4. Effectiveness. This Amendment shall become a binding agreement on the date (the “Effective Date”) on which each of the following conditions is satisfied:

(a) The Agent shall have received counterparts hereof duly executed and delivered by the Borrower and the Required Lenders.
(b) The Agent shall have received, in immediately available funds, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or under Section 7 hereof.

The Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

Each Lender that consents to the request to extend the Termination Date shall so indicate its consent by executing as indicated on the signature pages.

SECTION 5. Applicable Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Expenses. The Borrower agrees to reimburse the Agent for all reasonable and documented out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Shearman & Sterling LLP.

SECTION 8. No Other Amendments; Confirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute an amendment of or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or the Notes, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the Notes, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or an amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Note in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. On and after the Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment.

SECTION 9. Headings. The Section headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 10. Commitments. Attached hereto as Schedule I is the revised Schedule I to the Credit Agreement effective as of April 18, 2016.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CELGENE CORPORATION,

By	/s/ Jonathan Biller
Name: Jonathan Biller
Title: SVP, Tax and Treasury

CITIBANK, N.A., individually and as
Agent

By	/s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 2 to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: CITIBANK, N.A.

By	/s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: CITIBANK, N.A.

By	/s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 2 to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: JPMORGAN CHASE BANK, N.A.

By	/s/ Vanessa Chiu
Name: Vanessa Chiu
Title: Executive Director

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: JPMORGAN CHASE BANK, N.A.

By	/s/ Vanessa Chiu
Name: Vanessa Chiu
Title: Executive Director

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 2 to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: MORGAN STANLEY BANK, N.A.

By	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: MORGAN STANLEY BANK, N.A.

By	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 2 to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: Bank of America, N.A.

By	/s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: Bank of America, N.A.

By	/s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 2 to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: Barclays Bank PLC

By	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: Barclays Bank PLC

By	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 2 to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: CREDIT SUISSE AG, Cayman Islands Branch

By	/s/ Christopher Day
Name: Christopher Day
Title: AUTHORIZED SIGNATORY

By	/s/ Juerg Unterlerchner
Name: Juerg Unterlerchner
Title: AUTHORIZED SIGNATORY

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: CREDIT SUISSE AG, Cayman Islands Branch

By	/s/ Christopher Day
Name: Christopher Day
Title: AUTHORIZED SIGNATORY

By	/s/ Juerg Unterlerchner
Name: Juerg Unterlerchner
Title: AUTHORIZED SIGNATORY

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 2 to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 2 to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: GOLDMAN SACHS BANK USA

By	/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: GOLDMAN SACHS BANK USA

By	/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 2 to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: HSBC BANK USA, National Association

By	/s/ Robert J. Levins
Name: Robert J. Levins 21435
Title: Senior Portfolio Manager

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: HSBC BANK USA, National Association

By	/s/ Robert J. Levins
Name: Robert J. Levins 21435
Title: Senior Portfolio Manager

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 2 to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: Standard Chartered Bank

By	/s/ Steven Aloupis
Name: Steven Aloupis A2388
Title: Managing Director
Loan Syndications

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: Standard Chartered Bank

By	/s/ Steven Aloupis
Name: Steven Aloupis A2388
Title: Managing Director
Loan Syndications

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 2 to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By	/s/ Jaime Johnson
Name: Jaime Johnson
Title: Director

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By	/s/ Jaime Johnson
Name: Jaime Johnson
Title: Director

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 2 to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: PNC BANK, NATIONAL ASSOCIATION

By	/s/ Lauren Girvan
Name: Lauren Girvan
Title: Assistant Vice President

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: PNC BANK, NATIONAL ASSOCIATION

By	/s/ Lauren Girvan
Name: Lauren Girvan
Title: Assistant Vice President

SIGNATURE PAGE

CONSENT TO AMENDMENT NO. 2 to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of APRIL 17, 2015 of CELGENE CORPORATION

Name of Lender: U.S. Bank, National Association

By	/s/ Jennifer Hwang
Name: Jennifer Hwang
Title: Senior Vice President

CONSENT TO EXTENSION OF TERMINATION DATE:

Name of Lender: U.S. Bank, National Association

By	/s/ Jennifer Hwang
Name: Jennifer Hwang
Title: Senior Vice President

SCHEDULE I
CELGENE CORPORATION
COMMITMENTS

Name of Initial Lender	Commitment
Citibank, N.A.	$178,300,000
JPMorgan Chase Bank, N.A.	$178,300,000
Morgan Stanley Bank, N.A.	$178,300,000
Bank of America, N.A.	$178,300,000
Barclays Bank PLC	$153,100,000
Credit Suisse AG, Cayman Islands Branch	$153,100,000
Deutsche Bank AG New York Branch	$153,100,000
Goldman Sachs Bank USA	$153,100,000
HSBC Bank USA, National Association	$153,100,000
Standard Chartered Bank	$153,100,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$153,100,000
PNC Bank, National Association	$107,550,000
U.S. Bank, National Association	$107,550,000

Total:	$2,000,000,000